February 7, 2014

DBX ETF TRUST

db X-trackers Harvest CSI 300 China A-Shares Fund

(the “Fund”)

Supplement to the Prospectus and Statement of Additional Information

dated November 4, 2013

Effective immediately, the following table replaces the “Annual Portfolio Operating Expenses” table in the section of the Prospectus entitled “Fees and Expenses—Annual Portfolio Operating Expenses:”

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%
Other Expenses*	0.02%
Total Annual Fund Operating Expenses	0.82%
* Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

Expense information in the table has been restated to reflect current fees under the Fund’s investment advisory agreement as of February 7, 2014.

The following table replaces the “Example” table in the section of the Prospectus entitled “Fees and Expenses—Example:”

1 Year	3 Years
$ 84	$ 262

The third paragraph in the section of the Prospectus entitled “Management—Investment Adviser and Sub-Adviser.” and the third paragraph in the section of the Statement of Additional Information entitled “Investment Advisory, Sub-Advisory, Administrative and Distribution Services—Investment Adviser and Sub-Adviser.” are hereby deleted and replaced with the following:

For its investment advisory services to the Fund, the Adviser is entitled to receive a unitary management fee from the Fund at an annual rate equal to 0.80% of its average daily net assets.

The fourth paragraph in the section of the Prospectus entitled “Management—Investment Adviser and Sub-Adviser.” and the sixth paragraph in the section of the Statement of Additional Information entitled “Investment Advisory, Sub-Advisory, Administrative and Distribution Services—Investment Adviser and Sub-Adviser.” are hereby deleted and replaced with the following:

Pursuant to the Investment Advisory Agreement between the Adviser and the Trust (entered into on behalf of the Fund), the Adviser is responsible for substantially all expenses of the Funds, including the payments to the Sub-Adviser, the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees, legal, audit and other services except for the fee payments under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses.

Please retain this supplement for future reference.